UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 30, 2024, 3D Systems Corporation (the “Company”) entered into a Stipulation and Agreement of Settlement to resolve three related previously disclosed stockholder derivative actions and one stockholder inspection demand served pursuant to 8 Del. C. § 220.

On July 11, 2024, the South Carolina Court of Common Pleas for the 16th Circuit, York County (the “Court”), issued an order granting preliminary approval of the proposed settlement, which consists of various corporate governance reforms and payment of shareholders’ attorneys’ fees and expenses in the amount of $1,950,000. A hearing to determine whether the Court should issue an order granting final approval of the proposed settlement is scheduled to occur in the Court at 9:30 a.m. on October 21, 2024, as described in Exhibit 99.1 to this Current Report on Form 8-K. If the settlement is approved by the Court, the Company’s insurance carrier will fund the entire monetary aspect of the settlement.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (“Notice of Proposed Settlement”), describing, among other things, the background of the claims and the settlement and providing that any objections to the settlement must be made by stockholders of the Company on or before October 7, 2024, in the manner described in the Notice of Proposed Settlement. The Notice of Proposed Settlement should be read in conjunction with the Stipulation and Agreement of Settlement, dated April 30, 2024, which has been filed with the Court and is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions

99.2	Stipulation and Agreement of Settlement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: July 25, 2024	By:	/s/ Jeffrey D. Creech
Jeffrey D. Creech
Executive Vice President and Chief Financial Officer